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EXHIBIT 99.1




                       FOURTH LOAN MODIFICATION AGREEMENT


         THIS FOURTH LOAN MODIFICATION AGREEMENT (this "Agreement") is made as of the 1st day of October, 2004 by and among THE TOWN AND COUNTRY TRUST, a real estate investment trust organized and existing under the laws of the State of Maryland (the "Trust"); THE TC OPERATING LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of the State of Maryland (the "Operating Partnership"); and THE TC PROPERTY COMPANY II, a general partnership organized and existing under the laws of the State of Maryland (the "Property Company"; the Trust, the Operating Partnership and the Property Company being hereinafter sometimes referred to individually as a "Borrower" and collectively as the "Borrowers"); and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, successor-in-interest to Allfirst Bank, a Maryland banking corporation, formerly known as FMB Bank, a Maryland banking corporation, and successor-by-merger to The First National Bank of Maryland, a national banking association, its successors and assigns, (the "Lender").


                             INTRODUCTORY STATEMENT

         A. The Borrowers and the Lender are currently parties to a Credit Facility in the original principal amount of up to $50,000,000 (the "Credit Facility") pursuant to the terms of a Financing Agreement dated September 25, 1998 executed by and among the Borrowers and the Lender, as modified by the terms of (i) a Loan Modification Agreement dated April 10, 2000 executed by and between the Borrowers and the Lender, (ii) a Second Loan Modification Agreement dated August 29, 2001 executed by and between the Borrowers and the Lender,
(iii) a Third Loan Modification Agreement dated January 16, 2003 executed by and between the Borrowers and the Lender, and (iv) a Note Substitution Agreement dated April 15, 2003 executed by and between, among others, the Borrowers and the Lender (such Financing Agreement, as modified by the foregoing, Loan Modification Agreement, Second Loan Modification Agreement, Third Loan Modification Agreement and Fourth Loan Modification Agreement, together with all further modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to collectively as the "Financing Agreement"). The proceeds of the Credit Facility have been, and continue to be, utilized by the Borrowers to finance the acquisition by the Borrowers, and/or entities related to or affiliated with the Borrowers, of multi-family apartment properties located within the continental United States, on the terms and subject to the conditions more particularly set forth in the Financing Agreement. In addition, a portion of the Credit Facility, in an amount not to exceed the sum of $10,000,000, is currently being made available by the Lender to the Borrowers and The TC Property Company, a Maryland general partnership and an affiliated entity of the Borrowers ("TCP"), for working capital purposes (such portion of the Credit Facility being hereinafter referred to as the "FILM Line").

         B. The Credit Facility is currently evidenced by the terms of a Promissory Note dated April 15, 2003 executed by the Borrowers, as makers, in favor of the Lender, as payee, in the original principal amount of $50,000,000 (such Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to collectively as the "Facility Note"), and the FILM Line is currently evidenced by a FILM/Cash Solutions Promissory Note dated August 29, 2001 executed by the Borrowers and TCP, as makers, in favor of the Lender, as payee (such FILM/Cash Solutions Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "FILM Note").

         C. The Borrowers have now requested that the Lender further modify the Credit Facility in order to, among other things, modify certain of the conditions for advances under the Credit Facility and to provide the Borrowers with additional options to extend the maturity thereof, and the parties hereto have agreed to execute and deliver this Agreement in order to reflect the understandings of the parties with respect thereto.


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                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and for the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto, for themselves, their respective successors and assigns do hereby mutually covenant and agree as follows:

         1. Incorporation of Recitals. The parties hereto acknowledge and agree that the recitals hereinabove set forth are true and correct in all respects and that the same are incorporated herein and made a part hereof.

         2. Outstanding Obligations. The parties hereto acknowledge and agree
(a) that the outstanding principal balance of the Credit Facility, exclusive of sums outstanding under the FILM Line, as of the date hereof is $0.00, (b) that the outstanding principal balance of the FILM Line as of the date hereof is $0.00, (c) that interest on the unpaid principal balance of the Facility Note has been paid through September 30, 2004, (d) that interest on the unpaid principal balance of the FILM Note has been paid through September 30, 2004, and
(e) that the unpaid principal balance of the Credit Facility, together with all accrued and unpaid interest thereon, is due and owing subject to the terms of repayment hereinafter set forth, without defense or offset.

         3. Continuation of Credit Facility Terms. Except as otherwise expressly set forth below, the outstanding principal balance of the Credit Facility shall continue to be advanced, to bear interest and to be repaid on the terms and subject to the conditions set forth in the Financing Agreement and each of the other documents evidencing and securing the Credit Facility (this Agreement, the Financing Agreement, the Facility Note, the FILM Note, and all such other documents, whether currently existing or hereafter executed, and all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter collectively referred to as the "Financing Documents"). All capitalized terms used but not defined in this Agreement shall have the meaning given to such terms in the Financing Agreement.

         4. Maturity and Additional Extension Options. Notwithstanding anything contained in the Financing Agreement or any of the other Financing Documents to the contrary, the parties hereto hereby acknowledge and agree that the maturity of the Credit Facility is hereby extended to October 1, 2005. In addition, the Lender hereby grants to the Borrowers two (2) additional options to further extend the maturity of the Credit Facility, for a period of twelve (12) months each (through October 1, 2007), upon the express condition for the exercise of each such extension option that each and all of the following conditions precedent shall have been fulfilled or complied with to the complete satisfaction of the Lender:

                  (a) The Borrowers shall have given to the Lender at least thirty (30) days prior written notice of their intention to extend the Credit Facility;

                  (b) No default or event of default shall have occurred hereunder or under any of the other Financing Documents which remains uncured beyond any applicable grace and/or cure period provided therefor; and

                  (c) The Borrowers shall have paid to the Lender, at the time the notice required by subparagraph (a) above is given, an extension fee in the amount of $50,000.

Upon the exercise by the Borrowers of the first of the foregoing extension options in accordance with the terms hereof, the Credit Facility shall mature and the entire principal balance thereof, together with all accrued and unpaid interest thereon, shall be due and payable on October 1, 2006. Upon the exercise by the Borrowers of the second such extension option in accordance with the terms hereof, the Credit Facility shall mature and the entire principal balance thereof, together with all accrued and unpaid interest thereon, shall be due and payable on October 1, 2007.

         5. Amendment of Certain Conditions for Advances. (a) Notwithstanding anything contained in Article III of the Financing Agreement to the contrary, including without limitation, the terms of Section 3.3 thereof, the Lender has agreed to no longer reserve the right to obtain an appraisal of an Apartment Property at the time of an Advance by the Lender of any portion of the proceeds of the Credit Facility relating to the acquisition or refinancing of such Apartment Property. Accordingly, Section 3.3 of the Financing Agreement is hereby deleted in its entirety.

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         (b) In addition, notwithstanding anything contained in Article III of the Financing Agreement to the contrary, including without limitation, the terms of Section 3.2 thereof, the Lender hereby agrees not to record the original Deed of Trust, the original Assignment of Leases and/or any UCC-1 Financing Statements with respect to any Apartment Property acquired or refinanced after the date hereof until the earliest to occur of (a) the occurrence of any Default or Event of Default under the terms of the Financing Agreement, (b) the occurrence of any other event under the Financing Agreement which would entitle the Lender to terminate the Borrowers' right to obtain any further advances under the Credit Facility, or (c) the occurrence of a material adverse change in the financial condition of any of the Borrowers and/or of any Property Owner. In consideration of the foregoing, the Borrowers shall deliver or cause to be delivered to the Lender, at the time of each Advance made by the Lender subsequent to the date hereof relating to the acquisition or refinancing of any Apartment Property, an original Pledge and Assignment Agreement and related Financing Statements, in form and substance satisfactory to the Lender in all respects, pursuant to which the Lender shall be afforded a first lien pledge and assignment of, and security interest in, all of the interests in the Property Owner acquiring title to, or owning, such Apartment Property as additional security for the payment and performance of the Obligations.

         6. Fees and Expenses. In consideration of the Lender's agreements set forth herein and in addition to the payments of principal, interest and other fees required under the Credit Facility, the Borrowers shall pay to the Lender, contemporaneously with the execution and delivery of this Agreement, all fees, costs, charges and expenses incurred by the Lender in connection with the preparation of this Agreement and the other documents referenced herein, including without limitation, the Lender's reasonable attorneys' fees.

         7. Release of Claims. The Borrowers, for themselves and for each of their respective successors and assigns, hereby release and waive all claims and/or defenses they now or hereafter may have against the Lender and its successors and assigns on account of any occurrence relating to the Credit Facility and/or any of the Financing Documents which accrued prior to the date hereof, including, but not limited to, any claim that the Lender (a) breached any obligation to the Borrowers in connection with the Credit Facility, (b) was or is in any way involved with the Borrowers as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (c) failed to fund any portion of the Credit Facility or any other sums as required under any document or agreement in reference thereto, or (d) failed to timely respond to any offers to cure any defaults under any document or agreement executed by the Borrowers or any third party or parties in favor of the Lender. This release and waiver shall be effective as of the date of this Agreement and shall be binding upon the Borrowers and each of their respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. The term "Lender" as used herein shall include, but shall not be limited to, its present and former officers, directors, employees, agents and attorneys.

         8. Continuing Agreements; Novation. Except as expressly modified hereby, the parties hereto ratify and confirm each and every provision of the Financing Agreement and each of the other Financing Documents as if the same were set forth herein. In the event that any of the terms and conditions in the Financing Agreement or in any of the other Financing Documents conflict in any way with the terms and provisions hereof, the terms and provisions hereof shall prevail. The parties hereto covenant and agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with regard to the Credit Facility, the Financing Agreement and/or any of the other Financing Documents and that the existing indebtedness of the Borrowers to the Lender under the Credit Facility is continuing, without interruption, and has not been discharged by a new agreement.

         9. Entire Agreement. NO STATEMENTS, AGREEMENTS OR REPRESENTATIONS, ORAL OR WRITTEN, WHICH MAY HAVE BEEN MADE TO ANY OF THE BORROWERS OR TO ANY EMPLOYEE OR AGENT OF ANY OF THE BORROWERS, EITHER BY THE LENDER OR BY ANY EMPLOYEE, AGENT OR BROKER ACTING ON THE LENDER'S BEHALF, WITH RESPECT TO THE MODIFICATION OF THE CREDIT FACILITY, SHALL BE OF ANY FORCE OR EFFECT, EXCEPT TO THE EXTENT STATED IN THIS AGREEMENT AND IN THE OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH, AND ALL PRIOR AGREEMENTS AND REPRESENTATIONS WITH RESPECT TO THE MODIFICATION OF THE CREDIT FACILITY ARE MERGED HEREIN AND THEREIN.

         10. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit or describe the scope or intent of this Agreement.

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         11. Governing Law. The provisions of this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

         12. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original. It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

WITNESS OR ATTEST:                          THE TOWN AND COUNTRY TRUST



/s/ Felicia A. DePrano                      By /s/ Alan W. Lasker        (SEAL)
----------------------                         -------------------------
                                               Alan W. Lasker
                                               Senior Vice President

WITNESS OR ATTEST:                          THE TC OPERATING LIMITED PARTNERSHIP

                                            By:   The Town and Country Trust
                                                  Managing General Partner



/s/ Felicia A. DePrano                      By /s/ Alan W. Lasker        (SEAL)
----------------------                         ------------------------
                                               Alan W. Lasker
                                               Senior Vice President



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WITNESS OR ATTEST:                      THE TC PROPERTY COMPANY II

                                        By: The TC Operating Limited Partnership
                                            Managing General Partner

                                            By:  The Town and Country Trust
                                                 Managing General Partner


/s/ Felicia A. DePrano                      By /s/ Alan W. Lasker   (SEAL)
----------------------                         ------------------
                                               Alan W. Lasker
                                               Senior Vice President

WITNESS:                                MANUFACTURERS AND TRADERS TRUST COMPANY



/s/ Deborah W. DeManss                  By /s/ Matthew Lind          (SEAL)
----------------------                     ------------------------
                                           Name:  Matthew Lind
                                           Title:  Vice President



STATE OF NEW YORK, COUNTY OF NEW YORK, TO WIT:

         I HEREBY CERTIFY, that on this 4th day of October, 2004, before me, the undersigned Notary Public of said State, personally appeared Alan W. Lasker, who acknowledged himself to be a Senior Vice President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Senior Vice President of said real estate investment trust by signing the name of the real estate investment trust by himself as Senior Vice President.

         WITNESS my hand and Notarial Seal.



                                                        /s/ Felicia A. DePrano
                                                        ----------------------
                                                        Notary Public

My Commission Expires:

STATE OF NEW YORK, COUNTY OF NEW YORK, TO WIT:

         I HEREBY CERTIFY, that on this 4th day of October, 2004, before me, the undersigned Notary Public of said State, personally appeared Alan W. Lasker, who acknowledged himself to be a Senior Vice President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, and general partner of The TC Operating Limited Partnership, a Maryland limited partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Senior Vice President of said real estate investment trust by signing the name of the real estate investment trust by himself as Senior Vice President.

         WITNESS my hand and Notarial Seal.



                                                      /s/ Felicia A. DePrano
                                                      -------------------------
                                                      Notary Public

My Commission Expires:


STATE OF NEW YORK, COUNTY OF NEW YORK, TO WIT:

         I HEREBY CERTIFY, that on this 4th day of October, 2004, before me, before me, the undersigned Notary Public of said State, personally appeared Alan
W. Lasker, who acknowledged himself to be a Senior Vice President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, and general partner of The TC Operating Limited Partnership, a Maryland limited partnership and managing general partner of The TC Property Company II, a Maryland general partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Senior Vice President of said real estate investment trust by signing the name of the real estate investment trust by himself as Senior Vice President.

         WITNESS my hand and Notarial Seal.



                                                      /s/ Felicia A. DePrano
                                                      ----------------------
                                                      Notary Public

My Commission Expires:

STATE OF MARYLAND, CITY OF BALTIMORE, TO WIT:

         I HEREBY CERTIFY, that on this 4th day of October, 2004, before me, the undersigned Notary Public of said State, personally appeared Matthew Lind, who acknowledged himself/herself to be a Vice President of Manufacturers and Traders Trust Company, a New York banking corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained as the duly authorized Vice President of said Bank by signing the name of the Bank by himself/herself as Vice President.

         WITNESS my hand and Notarial Seal.



                                                      /s/ Deborah W. DeManss
                                                      ----------------------
                                                      Notary Public

My Commission Expires: